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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020

MANPOWERGROUP INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01    Election of Directors

On November 6, 2020, ManpowerGroup Inc. (the “Company”) elected Jean-Philippe Courtois and William P. Gipson to its Board of Directors, effective December 14, 2020.  Mr. Courtois is Executive Vice President of Microsoft Corp. and President, Microsoft Global Sales, Marketing and Operations.  Mr. Gipson is a retired executive at Procter & Gamble, who most recently served as President of Enterprise Packaging Transformation and Chief Diversity & Inclusion Officer.  Mr. Courtois and Mr. Gipson have not yet been appointed to any committees of the Company’s Board of Directors however the Company anticipates both will be appointed to one or more committees in the future.

As non-employee directors of the Company, Mr. Courtois and Mr. Gipson will participate in the same compensation arrangement as the other non-employee directors of the Company, which will consist of a cash retainer equal to $115,000 per year and reimbursement for travel expenses incurred in connection with attending Board of Directors and Committee meetings.  In addition, both Mr. Courtois and Mr. Gipson will receive a prorated annual grant of deferred stock upon appointment to the Board of Directors.

The Company will also enter into indemnification agreements with both Mr. Courtois and Mr. Gipson which will be in substantially the same form as the indemnification agreements entered into by the Company with each of the Company’s other outside directors. The description of the indemnification agreement is contained in the Company’s Current Report on Form 8-K dated October 31, 2006 and is incorporated by reference herein.

The press release issued by the Company announcing the election of both Mr. Courtois and Mr. Gipson is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01    Other Events

On November 6, 2020 the Company’s Board of Directors declared a semi-annual dividend of $1.17 per share. The dividend will be paid on December 15, 2020 to shareholders of record as of the close of business on December 1, 2020. The press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.                        Exhibits

Exhibit No.	Description
99.1	Press Release dated November 9, 2020
99.2	Press Release dated November 6, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.

Dated: November 6, 2020	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary